SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
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Check the appropriate box:
[ ] Preliminary Proxy Statement
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[ ] Definitive Additional Materials
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                Diapulse Corporaton of America
 .................................................................
       (Name of Registrant as Specified In Its Charter

                Diapulse Corporation of America
 .................................................................
         (Name of Person(s) Filing Proxy Statement)

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[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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       .............................................................

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       pursuant to Exchange Act Rule 0-11:(1)

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(1) Set forth the amount on which the filing fee is calculated and state how it
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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
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
                         DIAPULSE CORPORATION OF AMERICA

                               321 EAST SHORE ROAD

                            GREAT NECK, NY 11023-2420

                                 ---------------

                    Notice of Annual Meeting of Stockholders

                             Tuesday, August 10, 1999

The Annual Meeting of the Stockholders of Diapulse Corporation of America will be held at 10:00 A.M. on Tuesday, August 10, 1999 at the Corporation offices, 321 East Shore Road, Great Neck, NY 11023 for the following purposes:

         (1) To elect Directors of the Corporation for the ensuing year,

         (2) To ratify the selection of independent auditors for 1999-2000.

         (3) To transact such other business as may properly come before the Meeting and at any adjournment or postponement thereof.

Only Stockholders of record on April 15, 1999 will be entitled to Notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

                                             By Order of the Board of Directors

                                                         Gladys Ross
                                                      Acting Secretary

Great Neck, NY
June 18, 1999

                                 PROXY STATEMENT

This Proxy statement and proxy form are furnished in connection with the solicitation of proxies to be used at the Annual Meeting of Stockholders of Diapulse Corporation (hereinafter called the Corporation) to be held on August 10, 1999.

THE SOLICITATION OF PROXIES IN THE ENCLOSED FORM IS MADE ON BEHALF OF THE MANAGEMENT OF THE CORPORATION.

The cost of preparing and mailing this notice and statement and the enclosed proxy form is being borne by the Corporation.

A stockholder signing and returning a proxy has the power to revoke it at any time before the exercise thereof by so stating in person at the meeting or by written statement to the Corporation sent via Registered Mail, Return Receipt Requested, in advance of the meeting. All shares represented by proxies which have been duly executed and returned will be voted at the meeting and where a choice has been specified by means of the ballot provided in the proxies, the shares will be voted in accordance with the specifications so made. If no such specification is made, the proxies will vote in favor of the proposals set forth in the accompanying Notice of Meeting. PROXIES SHOULD BE RECEIVED BY THE CORPORATION BEFORE AUGUST 9, 1999. As of April 15, 1999, there were 3,962,058 shares of common stock outstanding. Each share is entitled to one vote.

The Board of Directors has fixed the close of business on April 15,1999 as the time as of which stockholders entitled to notice of and to vote at said meeting shall be determined and only persons who shall be stockholders of record at such time shall be entitled to notice of and to vote at such meetings.

                             SELECTION OF DIRECTORS

One of the purposes of the Meeting is to elect, by majority vote, Directors to hold office until the next Annual Meeting of Stockholders of the Corporation and until their successors are duly elected and qualified.

It is the intention of the Proxy Committee named in the enclosed form of proxy to vote all duly elected proxies at the meeting for the election, as Directors for the ensuing year, the following nominees who have agreed to this nomination:
Jesse Ross, David M. Ross and Howard Mann.

              DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

The executive officers and key employees of the Company are as follows:

         Name                       Age                 Title
         ----                       ---                 -----
         Jesse Ross                 77                  President, Director and
                                                        Chairman of the Board
         David M. Ross              49                  Director
         Howard Mann                63                  Director

Jesse Ross has been actively engaged in the business of the Registrant and has been its President since its incorporation.

David M. Ross, son of Jesse Ross, became a Director during 1981, and is an employee of the Company.

Howard Mann became a Director of the Company during 1996.

The present term of office for the above directors expires during April 1999.

                             EXECUTIVE COMPENSATION

Cash Compensation - For the year ended December 31, 1998, no officer received or was entitled to receive more than $100,000. No cash bonuses were earned by any of the Registrant's officers during the year.

Compensation pursuant to plans - The Registrant has no pension, retirement, stock or any other form of compensation plans.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security ownership of certain beneficial owners - no individual or group outside of management is known to the Registrant to be the beneficial owner of more than five percent of the Registrant's common stock.

Security ownership of management - The following table sets forth certain information with respect to shares of the Registrant's common stock beneficially owned by all officers and directors of the Registrant as of December 31, 1998:

Name of                   Amount and Nature of                  Percent
Beneficial Owner          Beneficial Ownership                  of Class
-------------------------------------------------------------------------
Jesse Ross                   2,181,750 (i)                       55.07%

David M. Ross                     0                                  0

Howard Mann                       0                                  0

All officers and directors
  as a group (3 persons)     2,181,750                           55.07%

(i) Includes certain shares owned by wives and other relatives of these individuals.

                               FINANCIAL STATEMENT

Financial statements showing the position of the Corporation for the year ended December 31, 1998, have been forwarded to all shareholders, brokers, banks, etc., and are herewith enclosed.

                         INDEPENDENT PUBLIC ACCOUNTANTS

Diapulse Corporation of America was audited by Granick & Gendler, Certified Public Accountants with whom the firm has a standing audit. It is being recommended to the security holders that they approve the above independent auditors for the coming year. Granick & Gendler are invited to attend the Annual Meeting and will be permitted to address the Meeting if they so desire.

                                  OTHER MATTERS

The management does not intend to present, and at the date hereof has no information that others will present, any matters not specifically set forth in the Notice of Annual Meeting of Stockholders. In the event that any other matter properly comes before such meeting, and any adjournment or adjournments thereof, it is intended that the person named in the Corporation form of proxy and acting thereunder will vote in accordance with their judgment on such matter.

IF YOU CANNOT ATTEND THE MEETING, PLEASE FILL IN, EXECUTE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. YOUR COOPERATION IN GIVING THIS MATTER YOUR IMMEDIATE ATTENTION WILL BE APPRECIATED.

                         DIAPULSE CORPORATION OF AMERICA

             PROXY - Annual Meeting of Stockholders - August 10, 1999

The undersigned hereby appoints Jesse Ross, David Ross, and each of them, the Attorneys and proxies of the undersigned at the Annual Meeting of Stockholders of DIAPULSE CORPORATION OF AMERICA to be held on Tuesday, August 10, 1999 at 10:00 A.M. at the Corporation offices at 321 East Shore Road, Great Neck, NY 11023, or at any adjournments thereof, all of the shares of Common Stock of the Company which the undersigned held of record on April 15, 1999 and would be entitled to vote if personally present, with the powers the undersigned would possess if personally present.

The Board of Directors recommends a vote FOR Proposals 1 and 2:

1. ______FOR all nominees (except as indicated to the contrary below) ______WITHHOLD AUTHORITY to vote for all nominees.
         Nominees: Jesse Ross, David M. Ross and Howard Mann.

         (Instruction: To withhold authority to vote for any individual nominee write that nominee's name in this space:_____________________________).

2. To ratify the selection of independent auditors for 1999-2000.

3. In their discretion, upon such other business as may properly come before the meeting.

All as set out in the Notice of Annual Meeting of Stockholders and Proxy Statement dated June 18, 1999, receipt of which is hereby acknowledged.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREON. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND PURSUANT TO ITEM 2.

                    PLEASE SIGN EXACTLY AS NAME APPEARS;

                    DATED: __________________________, 1999

                    PRINT NAME:____________________________

                    SIGNATURE:_____________________________

                    SOCIAL SECURITY #______________________

PLEASE MARK,SIGN,   Where shares are held jointly, each holder should sign.
DATE AND RETURN     Executors, administrators, trustees and guardians should
THIS PROXY PROMPTLY give full title as such. If signer is a corporation, please
IN THE ENCLOSED     sign the full corporate name by an authorized officer.
ENVELOPE.